LIMITED LIABILITY  ‘ENGLISH TRANSLATION OF RUSSIAN DOCUMENT”

PARTNERSHIP

SUN DRILLING

76, Maresyeva Street,

Actobe, 463000

Republic of Kazakhstan

Phone: 7 3132 563 507

7 3132 595 143

Fax:

7 3132 547 986

POWER OF ATTORNEY

Actobe City

                                       Eighteenth of April,

Two Thousand and Five

Limited Liability Partnership “Sun Drilling”, established and existing under the laws of Republic of Kazakhstan, located at the following address: Aktobe city, 76 Maresyeva Street, (“LLP”), represented by Mr. A. Sultan, Director, acting in accordance with the Charter,

Hereby is granting the Power of Attorney to Mr. William Dankan, born in 1956, citizen of Canada, passport No. BC 254502, issued on March 09, 2004

To execute the following actions:

1)

Represent interests of LLP “Sun Drilling” during any negotiations held with the Corporation BSE.

2)

In order to carry out a mandate stated in item 1, Mr. William Dankan has a right to sign, issue, submit or receive all kind of documents, make statements, to perform any and all acts which may be necessary in order to complete the aforesaid mandate.

The authority granted by this Power of Attorney shall not be transferred to any other persons.

This power of Attorney shall remain in full force and effect until the 1st of June, 2005, unless LLP earlier revoke it in writing.

 Director

(signature)

A.Sultan

Affixed with a seal of Sun Drilling LLP